SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 23, 2008
to Prospectus Dated May 1, 2008

The following information supplements and amends the information in the Prospectus regarding SBL Fund Series O (Equity Income Series) (the "Series"):

At a meeting held on May 9, 2008, the Board of Directors (the "Board") approved the following changes with respect to the Series:

  The change of the Series' name to "Series O (All Cap Value Series);"

  The change of the Series' investment objective to "long term growth of capital;"

  The change of the Series' investment strategies to reflect the new name and investment objective;

  The change of the Series' benchmark index in light of the foregoing changes to the Series' investment objective and strategies;

  A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% currently); and

  The termination of the sub-adviser to the Series and the assumption of direct investment management of the Series' assets by the Series' current investment adviser, Security Investors, LLC.

These changes will be implemented, and the Series' Prospectus will be supplemented and amended as follows, effective August 18, 2008:

The Series' name will be changed to "Series O (All Cap Value Series)."

The sections titled "Fund Facts," "Investment Objective" and "Principal Investment Strategies" will be amended substantially as follows:

FUND FACTS
Objective:	Long term growth of capital
Benchmark:	Russell 3000 Value Index

INVESTMENT OBJECTIVE

Series O seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Series will invest in common stocks of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 3000 Value Index, which includes companies with small to large capitalizations. As of December 31, 2007, the index consisted of securities of companies with capitalizations that range from $27 million to $511.89 billion.

The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest may be illiquid.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.

The table under the section titled "Principal Risks" will be updated to indicate that the Series is subject to the following principal risks: Market Risk; Smaller Companies; Value Stocks; Foreign Securities; Equity Derivatives; Leverage; Restricted Securities; and Investment in Investment Companies.

The performance chart and table for the Series will be updated to reflect the change of the Series' benchmark index and the assumption of direct investment management of the Series' assets by the Series' current investment adviser substantially as follows:

Series O (All Cap Value Series)1

Highest and Lowest Returns (Quarterly 1998-2007)
Highest Quarter Q2 ended June 30, 2003	16.67%
Lowest Quarter Q3 ended September 30, 2002	-17.51%

[BAR GRAPH PLOTTED FROM DATA BELOW]

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
9.02%	3.13%	12.86%	1.32%	-13.43%	25.25%	14.43%	3.74%	18.82%	2.82%

Average Annual Total Returns (through December 31, 2007)
	1 Year	5 Years	10 Years
Series O	2.82%	12.68%	7.29%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)[2]	(1.01)%	14.69%	7.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	5.49%	12.83%	5.91%
  T. Rowe Price Associates, Inc. served as the sub-adviser to the Series from its inception to August 15, 2008. Since then, advisory services have been provided by the Investment Manager, and the Series has a new investment objective and new investment strategies.

  The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index replaced the S&P 500 Index as the Series' primary benchmark effective August 18, 2008, to provide a more meaningful comparison of the Series' performance in light of the changes to the Series' investment objective and strategies.

  The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

The information in the "Annual Operating Expenses" table and the corresponding example will be amended substantially as follows to reflect the new lower investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser:

SERIES O (ALL CAP VALUE)
Advisory fee	0.70%
Other expenses	0.14%
Total annual operating expenses	0.84%*
*Based on fees and expenses of Series O for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective August 18, 2008.

	1 Year	3 Years	5 Years	10 Years
Series O (All Cap Value)	$86	$268	$466	$1,037

The following footnote will be added at the end of the table in the section titled "Management Fees" to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser, effective August 18, 2008:

Effective August 18, 2008, the investment management fee payable by Series O to the Investment Manager is equal to 0.70% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees":

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Series O which becomes effective on August 18, 2008 is available in Series O's semi-annual report for the fiscal period ended June 30, 2008.

The following information regarding the new portfolio managers appointed by the Series' investment adviser to manage the Series will be added to the sub-section titled "Portfolio Managers":

Mark A. Mitchell, Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

James P. Schier, Senior Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University. He is a Chartered Financial Analyst charterholder.

All references to the Series and its current portfolio manager in the section titled "Sub-Advisers" and the sub-section titled "Portfolio Managers" will be deleted to reflect the termination of the Series' current sub-adviser.

The explicit reference to the Series in the sub-section titled "Shares of Other Investment Vehicles" will be deleted.

Please Retain This Supplement For Future Reference

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 23, 2008
to Prospectus Dated May 1, 2008

The following information supplements and amends the information in the Prospectus regarding SBL Fund Series O (Equity Income Series) and Series Z (Alpha Opportunity Series) (the "Series"):

At a meeting held on May 9, 2008, the Board of Directors ("Board") approved certain changes with respect to each Series as described in more detail below.

SBL Fund Series O (Equity Income Series)

The Board approved the following changes with respect to Series O:

  The change of the Series' name to "Series O (All Cap Value Series);"

  The change of the Series' investment objective to "long term growth of capital;"

  The change of the Series' investment strategies to reflect the new name and investment objective;

  The change of the Series' benchmark index in light of the foregoing changes to the Series' investment objective and strategies;

  A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% currently); and

  The termination of the sub-adviser to the Series and the assumption of direct investment management of the Series' assets by the Series' current investment adviser, Security Investors, LLC.

These changes will be implemented and the Series' Prospectus will be supplemented and amended as follows, effective on or about August 18, 2008:

The Series' name will be changed to "Series O (All Cap Value Series)."

The sections titled "Fund Facts," "Investment Objective" and "Principal Investment Strategies" will be amended substantially as follows:

FUND FACTS
Objective:	Long term growth of capital
Benchmark:	Russell 3000 Value Index

INVESTMENT OBJECTIVE

Series O seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Series will invest in common stocks of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 3000 Value Index, which includes companies with small to large capitalizations. As of December 31, 2007, the index consisted of securities of companies with capitalizations that range from $27 million to $511.89 billion.

The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest may be illiquid.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.

The table under the section titled "Principal Risks" will be updated to indicate that the Series is subject to the following principal risks: Market Risk; Smaller Companies; Value Stocks; Foreign Securities; Equity Derivatives; Leverage; Restricted Securities; and Investment in Investment Companies.

The performance chart and table for the Series will be updated to reflect the change of the Series' benchmark index and the assumption of direct investment management of the Series' assets by the Series' current investment adviser substantially as follows:

Series O (All Cap Value Series)1

Highest and Lowest Returns (Quarterly 1998-2007)
Highest Quarter Q2 ended June 30, 2003	16.67%
Lowest Quarter Q3 ended September 30, 2002	-17.51%

[BAR GRAPH PLOTTED FROM DATA BELOW]

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
9.02%	3.13%	12.86%	1.32%	-13.43%	25.25%	14.43%	3.74%	18.82%	2.82%

Average Annual Total Returns (through December 31, 2007)
	1 Year	5 Years	10 Years
Series O	2.82%	12.68%	7.29%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)[2]	(1.01)%	14.69%	7.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	5.49%	12.83%	5.91%
  T. Rowe Price Associates, Inc. served as the sub-adviser to the Series from its inception to August 15, 2008. Since then, advisory services have been provided by the Investment Manager, and the Series has a new investment objective and new investment strategies.

  The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index replaced the S&P 500 Index as the Series' primary benchmark effective August 18, 2008, to provide a more meaningful comparison of the Series' performance in light of the changes to the Series' investment objective and strategies.

  The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

The information in the "Annual Operating Expenses" table and the corresponding example will be amended substantially as follows to reflect the new lower investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser:

SERIES O (ALL CAP VALUE)
Advisory fee	0.70%
Other expenses	0.14%
Total annual operating expenses	0.84%*
*Based on fees and expenses of Series O for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective August 18, 2008.

	1 Year	3 Years	5 Years	10 Years
Series O (All Cap Value)	$86	$268	$466	$1,037

The following footnote will be added at the end of the table in the section titled "Management Fees" to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC, its investment adviser, effective August 18, 2008:

Effective August 18, 2008, the investment management fee payable by Series O to the Investment Manager is equal to 0.70% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees":

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Series O, which becomes effective on August 18, 2008, is available in Series O's semi-annual report for the fiscal period ended June 30, 2008.

The following information regarding the new portfolio managers appointed by the Series' investment adviser to manage the Series will be added to the sub-section titled "Portfolio Managers":

Mark A. Mitchell, Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

James P. Schier, Senior Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University. He is a Chartered Financial Analyst charterholder.

All references to the Series and its current portfolio manager in the section titled "Sub-Advisers" and the sub-section titled "Portfolio Managers" will be deleted to reflect the termination of the Series' current sub-adviser.

The explicit reference to the Series in the sub-section titled "Shares of Other Investment Vehicles" will be deleted.

SBL Fund Series Z (Alpha Opportunity Series)

The Board approved the following changes with respect to Series Z:

  The creation of a third investment sub-portfolio pursuing a global long/short strategy;

  The reallocation of the Series' assets among the two existing sub-portfolios and the new sub-portfolio;

  A change to permit the Series to invest up to 50% of its assets in foreign securities;

  An amended investment management agreement, subject to shareholder approval, with Security Investors, LLC (the "Investment Manager"), providing for a fixed investment management fee payable at the annual rate of 1.25%, calculated monthly (i.e., 1/12th of 1.25%) on the basis of average net assets over the month during which the fee is calculated;

  A new sub-advisory agreement, subject to shareholder approval, between the Investment Manager and Security Global Investors, LLC ("SGI"), an affiliate of the Investment Manager, pursuant to which SGI would manage the new sub-portfolio of the Series; and

  An amendment to the terms of the current sub-advisory contract between the Investment Manager and Mainstream Investment Advisers, LLC ("Mainstream") to provide for a fixed investment sub-advisory fee to manage the sub-portfolio allocated to Mainstream.

Shareholders who own shares of the Series as of the close of business on June 9, 2008 will receive detailed information regarding the proposals relating to (i) the amended investment management agreement and (ii) the new sub-advisory agreement with SGI and will be asked to vote on the proposals at a special meeting to be held on or about August 5, 2008. A proxy statement is expected to be mailed on or about June 16, 2008.

If shareholders approve the two proposals, effective on or about August 18, 2008, the changes to the principal investment strategies of the Series discussed above would be implemented, and the Prospectus will be supplemented and amended as follows:

The section titled "Principal Investment Strategies" for the Series beginning on page 13 of the Prospectus would be replaced in its entirety to reflect substantially the following strategies:

PRINCIPAL INVESTMENT STRATEGIES

The Series pursues its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream Sub-Portfolio"), one of the Series' sub-advisers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI"and the "SGI Sub-Portfolio"), another of the Series' sub-advisers, and 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream, SGI and the Investment Manager each manages its allocation of the Series' assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Series' name refers to the potential for the Series' portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Series will achieve its objective of long-term growth of capital, and an investment in the Series involves significant risk.

The Series has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of the total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Series. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Series' total assets, the Investment Manager usually will rebalance the Series' portfolio by reallocating the assets among the sub-portfolios so that the Series returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Series when the difference between those sub-portfolios is more than 10% of the Series' total assets so that the percentage of the Series' total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

The Series may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Series' sub-portfolios can invest in foreign securities although the SGI Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Series may invest in issuers of any size, including small-capitalization issuers.

Under adverse or unstable market conditions, the Series (or each of its sub-portfolios) may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective during that time, and such a defensive strategy could reduce the benefit to the Series from any upswing in the market.

Strategies of the Mainstream Sub-Portfolio. The Series pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

Strategies of the SGI Sub-Portfolio. The Series pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

SGI may also invest a portion of the Series' assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Series' portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

Strategies of the Investment Manager Sub-Portfolio. With respect to the portion of the Series that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Series that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Series' performance. However, because the Series ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Series so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Series' obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Series' total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Series. The Series' overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Series may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Series' portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Series may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Series are not limited to those with any particular weighting in the S&P 500 Index. The Series may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The table under "Principal Risks" would be updated to indicate that, in addition to those already listed, the principal risks of the Series may also include emerging markets risk.

The information in the "Annual Operating Expenses" table and the "Example" table relating to the Series would be updated as follows to reflect the new fixed investment management fee paid by the Series to the Investment Manager:

SERIES Z (ALPHA OPPORTUNITY)*
Advisory fee	1.25%
Other expenses	0.45%
Total Annual Fund Operating Expenses	1.70%
*Based on fees and expenses of Series O for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective August 18, 2008.

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Series Z (Alpha Opportunity)	$173	$536	$923	$2,009

In the section titled "Management Fees," the management fee for the Series and corresponding footnote in the table would be replaced in their entirety by the following:

Series Z	1.25%

In the section titled "Management Fees" of the Prospectus, the current discussion of the management fee for the Series following the table would be deleted, and in the section titled "Sub-Advisers," the third paragraph of that section would be deleted in its entirety and replaced with the following:

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), Two Embarcadero Center, Suite 2350, San Francisco, California 94111, to provide investment advisory services to Series D and a portion of Series Z. SGI has operated as an investment sub-adviser to Series D since August 2007 and Series Z since August 2008. SGI managed more than $481.8 million in assets as of March 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

In the section titled "Portfolio Managers," the following information would be added under the "Series Z (Alpha Opportunity Series):"

John Boich, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr.  Boich founded Avera Global Partners, L.P. ("Avera") in August 2001 where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999 where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

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SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 23, 2008
to Statement of Additional Information Dated May 1, 2008

The following information supplements and amends the information in the Statement of Additional Information (the "SAI") regarding SBL Fund Series O (Equity Income Series) and Series Z (Alpha Opportunity Series) (the "Series"):

At a meeting held on May 9, 2008, the Board of Directors ("Board") approved the certain changes with respect to each Series as described in more detail below.

SBL Fund Series O (Equity Income Series)

The Board approved the following changes with respect to Series O:

  The change of the Series' name to "Series O (All Cap Value Series);"

  The change of the Series' investment objective to "long term growth of capital;"

  The change of the Series' investment strategies to reflect the new name and investment objective;

  The change of the Series' benchmark index in light of the foregoing changes to the Series' investment objective and strategies;

  A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% currently); and

  The termination of the sub-adviser to the Series and the assumption of direct investment management of the Series' assets by the Series' current investment adviser, Security Investors, LLC.

These changes will be implemented and the Series' SAI will be supplemented and amended accordingly, effective on or about August 18, 2008.

SBL Fund Series Z (Alpha Opportunity Series)

The Board approved the following changes with respect to Series Z:

  The creation of a third investment sub-portfolio pursuing a global long/short strategy;

  The reallocation of the Series' assets among the two existing sub-portfolios and the new sub-portfolio;

  A change to permit the Series to invest up to 50% of its assets in foreign securities;

  An amended investment management agreement, subject to shareholder approval, with Security Investors, LLC (the "Investment Manager"), providing for a fixed investment management fee payable at the annual rate of 1.25%, calculated monthly (i.e., 1/12th of 1.25%) on the basis of average net assets over the month during which the fee is calculated;

  A new sub-advisory agreement, subject to shareholder approval, between the Investment Manager and Security Global Investors, LLC ("SGI"), an affiliate of the Investment Manager, pursuant to which SGI would manage the new sub-portfolio of the Series; and

  An amendment to the terms of the current sub-advisory contract between the Investment Manager and Mainstream Investment Advisers, LLC ("Mainstream") to provide for a fixed investment sub-advisory fee to manage the sub-portfolio allocated to Mainstream.

Shareholders who own shares of the Series as of the close of business on June 9, 2008 will receive detailed information regarding the proposals relating to (i) the amended investment management agreement and (ii) the new sub-advisory agreement with SGI and will be asked to vote on the proposals at a special meeting to be held on or about August 5, 2008. A proxy statement is expected to be mailed on or about June 16, 2008.

If shareholders approve the two proposals, effective on or about August 18, 2008, the changes to the principal investment strategies of the Series discussed above would be implemented, and the SAI will be supplemented and amended accordingly.

Please Retain This Supplement For Future Reference